UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	FENC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2020, Fennec Pharmaceuticals Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co. as representative of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 4,800,000 common shares, no par value (the “Shares”), to the Underwriters (the “Offering”). The Shares are to be sold at a public offering price of $6.25 per Share, and will be purchased by the Underwriters from the Company at a price of $5.875 per Share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to an additional 720,000 Shares.

The Offering was made under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-221093).

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Underwriting Agreement do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement. The provisions of the Underwriting Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties to the Underwriting Agreement and are not intended for investors and the public to obtain factual information about the current state of affairs of the parties. Rather, for information about the Company, investors and the public should look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

A copy of the opinion of LaBarge Weinstein LLP relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1.

Item 8.01	Other Events.

The full text of the press release announcing the proposed underwritten public offering on April 29, 2020 and the full text of the press release announcing the pricing of the underwritten public offering on April 30, 2020 are attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated April 30, 2020, by and between the Company and Cantor Fitzgerald & Co., as the representative of the several underwriters named therein.

Exhibit 5.1	Opinion of LaBarge Weinstein LLP

Exhibit 23.1	Consent of LaBarge Weinstein LLP (included in Exhibit 5.1)

Exhibit 99.1	Press Release dated April 29, 2020

Exhibit 99.2	Press Release dated April 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date May 1, 2020	By:	/s/ Rostislav Raykov
Rostislav Raykov Chief Executive Officer

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